UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 11, 2015

DAWSON OPERATING COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-34404	75-0970548
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 W. WALL, SUITE 800 MIDLAND, TEXAS	79701
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (432) 684-3000

Dawson Geophysical Company

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On February 11, 2015, pursuant to the previously announced Agreement and Plan of Merger, dated October 8, 2014 (the “Merger Agreement”), by and among Dawson Operating Company, a Texas corporation previously known as Dawson Geophysical Company (the “Company”), Dawson Geophysical Company, a Texas corporation previously known as TGC Industries, Inc. (“Dawson”), and Riptide Acquisition Corp., a Texas corporation and a wholly owned subsidiary of Dawson (“Merger Sub”), Merger Sub was merged with and into the Company, with the Company continuing after the merger as the surviving entity and a wholly owned subsidiary of Dawson (the “Merger”). At the effective time of the Merger (the “Effective Time”), without any action on the part of any shareholder, each issued and outstanding share of the Company’s common stock, par value $0.33 1/3 per share (the “Company Common Stock”), including shares underlying the Company’s outstanding equity awards, were converted into the right to receive 1.760 shares of common stock of Dawson, par value $0.01 per share (the “Dawson Common Stock”), after giving effect to a 1-for-3 reverse stock split of Dawson Common Stock which occurred immediately prior to the Merger.  As a result of the Merger, the Company Common Stock will no longer remain listed on the NASDAQ Stock Market LLC (“NASDAQ”).

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 9, 2014, and is incorporated herein by reference.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified NASDAQ that each outstanding share of the Company Common Stock was converted in the Merger into the right to receive Dawson Common Stock and requested that NASDAQ (i) suspend trading of the Company Common Stock and (ii) file a Form 25 with the SEC in order to remove the Company Common Stock from listing on NASDAQ and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file a Form 15 with the SEC to suspend the Company’s duty to file reports under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The information required by Item 3.03 is contained in Item 2.01 and is incorporated herein by reference.

Item 5.01.                                        Changes in Control of Registrant.

The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Directors and Officers

Pursuant to the Merger Agreement, at the Effective Time, Craig W. Cooper, Gary M. Hoover, Ph.D., Ted R. North, Tim C. Thompson and Mark A. Vander Ploeg, who were members of the Company’s board of directors immediately prior to the Effective Time, and C. Ray Tobias, James W. Thomas and K.S. Forsdick, who were officers of the Company immediately prior to the Effective Time, ceased to be directors and officers of the Company. These actions were not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Election of Directors and Appointment of Certain Officers

Pursuant to the Merger Agreement, Wayne A. Whitener and C. Ray Tobias have been elected to the Company’s board of directors. Also pursuant to the Merger Agreement, James K. Brata was appointed as the Company’s Chief Financial Officer, replacing Christina W. Hagan, who continues in her role as the Company’s Secretary and who was also appointed Chief Accounting Officer of the Company.

James K. Brata, 59, is Dawson’s Executive Vice President and Chief Financial Officer in addition to his role as Chief Financial Officer of the Company. He served as Secretary and Treasurer of Dawson from March 2009 to February 2015; Chief Financial Officer of Dawson since October 2008; Vice President of Dawson since June 2008. Prior to joining Dawson, Mr. Brata served in a variety of capacities at publicly traded companies including Sport Supply Group, Research Institute of America, a wholly owned subsidiary of Thomson Reuters Corporation, Compaq Computer Corporation, now part of Hewlett Packard Company, and Mitchell Energy and Development Corporation which was acquired by Devon Energy Corporation. Mr. Brata was also a consultant with KPMG LLP and Coopers & Lybrand, now PricewaterhouseCoopers LLP. Mr. Brata holds a B.S. degree in Accounting, a M.B.A. in finance, and is a Certified Public Accountant.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2015, pursuant to the Merger Agreement, the certificate of formation of the Company was amended and restated (i) to reflect the change of the name of the Company to “Dawson Operating Company” and (ii) to make other technical amendments to conform with the requirements of the Texas Business Organizations Code.  A copy of the Company’s amended and restated certificate of formation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, on February 11, 2015, pursuant to the Merger Agreement, the bylaws of the Company were amended (1) to reflect the change of the name of the Company to “Dawson Operating Company” and (2) to change the Company’s fiscal year end from September 30 to December 31. A copy of Amendment No. 4 to Second Amended and Restated Bylaws of the Company is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01.                                        Other Events.

On February 11, 2015, the Company and Dawson issued a joint press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

3.1	Restated Certificate of Formation of Dawson Operating Company

3.2	Amendment No. 4 to Second Amended and Restated Bylaws of Dawson Operating Company

99.1	Joint press release issued by the Company and Dawson on February 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON OPERATING COMPANY

Date: February 11, 2015	By:	/s/ Stephen C. Jumper
Stephen C. Jumper
President and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

3.1	Restated Certificate of Formation of Dawson Operating Company

3.2	Amendment No. 4 to Second Amended and Restated Bylaws of Dawson Operating Company

99.1	Joint press release issued by the Company and Dawson on February 11, 2015